EXHIBIT 10.9

                      FORM OF INDEMNIFICATION AGREEMENT

     THIS INDEMNIFICATION AGREEMENT ("Agreement"), is made and entered into as of the _____ day of April, 1997, by and between ________________________, a Florida corporation (the "Company"), and ____________________________ (the "Indemnitee").

                            RECITALS
                            --------
     A. The Indemnitee currently serves as a director and/or executive officer of the Company.

     B. As a condition to the Indemnitee's agreement to serve the Company as such, the Indemnitee required that the Company indemnify him from liability to the fullest extent permitted by law.

     C. The Company has previously determined to indemnify the Indemnitee to the fullest extent permitted by law in order to retain the services of the Indemnitee and has entered into this Agreement in order to memorialize such indemnification obligations.

     NOW, THEREFORE, for and in consideration of the mutual premises and covenants contained herein, the Company and the Indemnitee agree as follows:

         SECTION 1. MANDATORY INDEMNIFICATION IN PROCEEDINGS OTHER THAN THOSE BY OR IN THE RIGHT OF THE COMPANY. The Company shall indemnify and hold harmless the Indemnitee from and against any and all claims, damages, expenses (including attorneys' fees), judgments, penalties, fines (including excise taxes assessed with respect to an employee benefit plan), amounts paid in settlement and all other liabilities actually and reasonably incurred or paid by him in connection with the investigation, defense, prosecution, settlement or appeal of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise (other than an action by or in the right of the Company) and to which the Indemnitee was or is a party or is threatened to be made a party by reason of the fact that the Indemnitee is or was an officer, director, shareholder, employee or agent of the Company, or is or was serving at the request of the Company as an officer, director, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, or by reason of anything done or not done by the Indemnitee in any such capacity or capacities, provided that the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.
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     SECTION 2.MANDATORY INDEMNIFICATION IN PROCEEDINGS BY OR IN
THE RIGHT OF THE COMPANY. The Company shall indemnify and hold harmless the Indemnitee from and against any and all expenses (including attorneys' fees) and amounts paid in settlement actually and reasonably incurred or paid by him in connection with the investigation, defense, prosecution, settlement or appeal of any threatened, pending or completed action, suit or proceeding by or in the right of the Company to procure a judgment in its favor, whether civil, criminal, administrative, investigative or otherwise, and to which the Indemnitee was or is a party or is threatened to be made a party by reason of the fact that the Indemnitee is or was an officer, director, shareholder, employee or agent of the Company, or is or was serving at the request of the Company as an officer, director, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of anything done or not done by the Indemnitee in any such capacity or capacities, provided that (i) the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and (ii) no indemnification shall be made under this Section 2 in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable to the Company for misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action, suit or proceeding was brought (or any other court of competent jurisdiction) shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

     SECTION 3. REIMBURSEMENT OF EXPENSES FOLLOWING ADJUDICATION OF NEGLIGENCE. The Company shall reimburse the Indemnitee for any expenses (including attorney's fees) and amounts paid in settlement actually and reasonably incurred or paid by him in connection with the investigation, defense, settlement or appeal of any action or suit described in Section 2 hereof that results in an adjudication that the Indemnitee was liable for negligence, gross negligence or recklessness (but not willful misconduct) in the performance of his duty to the Company; provided, however, that the Indemnitee acted in good faith and in a manner he believed to be in the best interests of the Company.

     SECTION 4. AUTHORIZATION OF INDEMNIFICATION. Any indemnification under Sections 1 and 2 hereof (unless ordered by a court) and any reimbursement made under Section 3 hereof shall be made by the Company only as authorized in the specific case upon a determination (the "Determination") that indemnification or reimbursement of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct
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set forth in Section 1, 2 or 3 hereof, as the case may be.  Subject to Sections 5.6, 5.7, 5.8 and 8 of this Agreement, the
Determination shall be made in the following order of preference:

               (1) first, by the Company's Board of Directors (the "Board") by majority vote or consent of a quorum consisting of directors ("Disinterested Directors") who are not, at the time of the Determination, named parties to such action, suit or proceeding; or

               (2)  next, if such a quorum of Disinterested
Directors cannot be obtained, by majority vote or consent of a committee duly designated by the Board (in which designation all directors, whether or not Disinterested Directors, may participate) consisting solely of two or more Disinterested Directors; or

               (3) next, if such a committee cannot be designated, by any independent legal counsel (who may be any outside counsel regularly employed by the Company); or

               (4) next, if such legal counsel determination cannot be obtained, by vote or consent of the holders of a majority of the Company's Common Stock that are represented in person or by proxy at a meeting called for such purpose.

          4.1 NO PRESUMPTIONS. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          4.2 BENEFIT PLAN CONDUCT. The Indemnitee's conduct with respect to an employee benefit plan for a purpose he reasonably believed to be in the interests of the participants in and beneficiaries of the plan shall be deemed to be conduct that the Indemnitee reasonably believed to be not opposed to the best interests of the Company.

          4.3 RELIANCE AS SAFE HARBOR. For purposes of any Determination hereunder, the Indemnitee shall be deemed to have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe his conduct was unlawful, if his action is based on (i) the records or books of account of the Company or another enterprise, including financial statements, (ii) information supplied to him by the officers of the Company or
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another enterprise in the course of their duties, (iii) the advice of legal counsel for the Company or another enterprise, or (iv) information or records given or reports made to the Company or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Company or another enterprise. The term "another enterprise" as used in this Section 4.3 shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which the Indemnitee is or was serving at the request of the Company as an officer, director, partner, trustee, employee or agent. The provisions of this Section 4.3 shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed to have met the applicable standard of conduct set forth in Sections 1, 2 or 3 hereof, as the case may be.

          4.4 SUCCESS ON MERITS OR OTHERWISE. Notwithstanding any other provision of this Agreement, to the extent that the Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section 1 or 2 hereof, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the investigation, defense, settlement or appeal thereof. For purposes of this Section 4.4, the term "successful on the merits or otherwise" shall include, but not be limited to, (i) any termination, withdrawal, or dismissal (with or without prejudice) of any claim, action, suit or proceeding against the Indemnitee without any express finding of liability or guilt against him, (ii) the expiration of 120 days after the making of any claim or threat of an action, suit or proceeding without the institution of the same and without any promise or payment made to induce a settlement, or (iii) the settlement of any action, suit or proceeding under Section 1, 2 or 3 hereof pursuant to which the Indemnitee pays less than $25,000.

          4.5 PARTIAL INDEMNIFICATION OR REIMBURSEMENT. If the Indemnitee is entitled under any provision of this Agreement to indemnification and/or reimbursement by the Company for some or a portion of the claims, damages, expenses (including attorneys'
fees), judgments, fines or amounts paid in settlement by the Indemnitee in connection with the investigation, defense, settlement or appeal of any action specified in Section 1, 2 or 3 hereof, but not, however, for the total amount thereof, the Company shall nevertheless indemnify and/or reimburse the Indemnitee for the portion thereof to which the Indemnitee is entitled. The party or parties making the Determination shall determine the portion (if less than all) of such claims, damages, expenses (including attorneys' fees), judgments, fines or amounts paid in settlement for which the Indemnitee is entitled to indemnification and/or reimbursement under this Agreement.
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          4.6  LIMITATIONS ON INDEMNIFICATION.  No indemnification
pursuant to Sections 1 or 2 hereof shall be paid by the Company if a judgment (after exhaustion of all appeals) or other final adjudication determines that the Indemnitee's actions, or omissions to act, were material to the cause of action so adjudicated and constitute:

               (a)  a violation of criminal law, unless the
Indemnitee had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful;

               (b) a transaction from which the Indemnitee derived an improper personal benefit within the meaning of Section
607.0850(7) of the Florida Business Corporation Act;

               (c) in the event that the Indemnitee is a director of the Company, a circumstance under which the liability provisions of Section 607.0834 of the Florida Business Corporation Act are applicable; or

               (d) willful misconduct or conscious disregard for the best interests of the Company in a proceeding by or in the right of the Company to procure a judgment in its favor or in a proceeding by or in the right of a shareholder of the Company.

     SECTION 5. PROCEDURES FOR DETERMINATION OF WHETHER STANDARDS HAVE BEEN SATISFIED.

          5.1 COSTS. All costs of making the Determination required by Section 4 hereof shall be borne solely by the Company, including, but not limited to, the costs of legal counsel, proxy solicitations and judicial determinations. The Company shall also be solely responsible for paying (i) all reasonable expenses incurred by the Indemnitee to enforce this Agreement, including, but not limited to, the costs incurred by the Indemnitee to obtain court-ordered indemnification pursuant to Section 8 hereof, regardless of the outcome of any such application or proceeding, and (ii) all costs of defending any suits or proceedings challenging payments to the Indemnitee under this Agreement.

          5.2 TIMING OF THE DETERMINATION. The Company shall use its best efforts to make the Determination contemplated by Section 4 hereof promptly. In addition, the Company agrees:

               (a) if the Determination is to be made by the Board or a committee thereof, such Determination shall be made not later than 15 days after a written request for a Determination (a
"Request") is delivered to the Company by the Indemnitee;

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               (b)  if the Determination is to be made by
independent legal counsel, such Determination shall be made not later than 30 days after a Request is delivered to the Company by the Indemnitee; and

               (c) if the Determination is to be made by the shareholders of the Company, such Determination shall be made not later than 90 days after a Request is delivered to the Company by the Indemnitee.

The failure to make a Determination within the above-specified time period shall constitute a Determination approving full indemnification or reimbursement of the Indemnitee.
Notwithstanding anything herein to the contrary, a Determination may be made in advance of (i) the Indemnitee's payment (or incurring) of expenses with respect to which indemnification or reimbursement is sought, and/or (ii) final disposition of the action, suit or proceeding with respect to which indemnification or reimbursement is sought.

          5.3 REASONABLENESS OF EXPENSES. The evaluation and finding as to the reasonableness of expenses incurred by the Indemnitee for purposes of this Agreement shall be made (in the following order of preference) within 15 days after the Indemnitee's delivery to the Company of a Request that includes a reasonable accounting of expenses incurred:

               (a) first, by the Board by majority vote or consent of a quorum consisting of Disinterested Directors; or

               (b) next, if such a quorum cannot be obtained, by majority vote or consent of a committee duly designated by the Board (in which designation all directors, whether or not Disinterested Directors, may participate), consisting solely of two or more Disinterested Directors; or

               (c) next, if such a committee cannot be designated, by any independent legal counsel (who may be any outside counsel regularly employed by the Company);

provided, however, that if a determination as to reasonableness of expenses is not made under any of the foregoing subsections (a),
(b) and (c), such determination shall be made, not later than 90 days after the Indemnitee's delivery of such Request, by vote or consent of the holders of a majority of the Company's Common Stock that are represented in person or by proxy at a meeting called for such purpose.

All expenses shall be considered reasonable for purposes of this Agreement if the finding contemplated by this Section 5.3 is not made within the prescribed time. The finding required by this
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Section 5.3 may be made in advance of the payment (or incurring) of the expenses for which indemnification or reimbursement is sought.

          5.4 PAYMENT OF INDEMNIFIED AMOUNT. Immediately following a Determination that the Indemnitee has met the applicable standard of conduct set forth in Section 1, 2 or 3 hereof, as the case may be, and the finding of reasonableness of expenses contemplated by Section 5.3 hereof, or the passage of time prescribed for making such determination(s), the Company shall pay to the Indemnitee in cash the amount to which the Indemnitee is entitled to be indemnified and/or reimbursed, as the case may be, without further authorization or action by the Board; provided, however, that the expenses for which indemnification or reimbursement is sought have actually been incurred by the Indemnitee.

          5.5 SHAREHOLDER VOTE ON DETERMINATION. Notwithstanding the provisions of Section 607.0850 of the Florida Business Corporation Act, the Indemnitee and any other shareholder who is a party to the proceeding for which indemnification or reimbursement is sought shall be entitled to vote on any Determination to be made by the Company's shareholders, including a Determination made pursuant to Section 5.7 hereof. In addition, in connection with each meeting at which a shareholder Determination will be made, the Company shall solicit proxies that expressly include a proposal to indemnify or reimburse the Indemnitee. Any Company proxy statement relating to a proposal to indemnify or reimburse the Indemnitee shall not include a recommendation against indemnification or reimbursement.

          5.6 SELECTION OF INDEPENDENT LEGAL COUNSEL. If the Determination required under Section 4 is to be made by independent legal counsel, such counsel shall be selected by the Indemnitee with the approval of the Board, which approval shall not be unreasonably withheld. The fees and expenses incurred by counsel in making any Determination (including Determinations pursuant to Section 5.8 hereof) shall be borne solely by the Company regardless of the results of any Determination and, if requested by counsel, the Company shall give such counsel an appropriate written agreement with respect to the payment of their fees and expenses and such other matters as may be reasonably requested by counsel.

          5.7 RIGHT OF INDEMNITEE TO APPEAL AN ADVERSE DETERMINATION BY BOARD. If a Determination is made by the Board or a committee thereof that the Indemnitee did not meet the applicable standard of conduct set forth in Section 1, 2 or 3 hereof, upon the written request of the Indemnitee and the Indemnitee's delivery of $500 to the Company, the Company shall cause a new Determination to be made by the Company's shareholders at the next regular or special meeting of shareholders. Subject to Section 8 hereof, such Determination by the Company's shareholders shall be binding and conclusive for all purposes of this Agreement.

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          5.8  RIGHT OF INDEMNITEE TO SELECT FORUM FOR
DETERMINATION. If, at any time subsequent to the date of this Agreement, "Continuing Directors" do not constitute a majority of the members of the Board, or there is otherwise a change in control of the Company (as contemplated by Item 403(c) of Regulation S-K), then upon the request of the Indemnitee, the Company shall cause the Determination required by Section 4 hereof to be made by independent legal counsel selected by the Indemnitee and approved by the Board (which approval shall not be unreasonably withheld), which counsel shall be deemed to satisfy the requirements of clause
(3) of Section 4 hereof. If none of the legal counsel selected by the Indemnitee are willing and/or able to make the Determination, then the Company shall cause the Determination to be made by a majority vote or consent of a Board committee consisting solely of Continuing Directors. For purposes of this Agreement, a "Continuing Director" means either a member of the Board at the date of this Agreement or a person nominated to serve as a member of the Board by a majority of the then Continuing Directors.

          5.9 ACCESS BY INDEMNITEE TO DETERMINATION. The Company shall afford to the Indemnitee and his representatives ample opportunity to present evidence of the facts upon which the Indemnitee relies for indemnification or reimbursement, together with other information relating to any requested Determination.
The Company shall also afford the Indemnitee the reasonable opportunity to include such evidence and information in any Company proxy statement relating to a shareholder Determination.

          5.10 JUDICIAL DETERMINATIONS IN DERIVATIVE SUITS. In each action or suit described in Section 2 hereof, the Company shall cause its counsel to use its best efforts to obtain from the Court in which such action or suit was brought (i) an express adjudication whether the Indemnitee is liable for negligence or misconduct in the performance of his duty to the Company, and, if the Indemnitee is so liable, (ii) a determination whether and to what extent, despite the adjudication of liability but in view of all the circumstances of the case (including this Agreement), the Indemnitee is fairly and reasonably entitled to indemnification.

     SECTION 6. SCOPE OF INDEMNITY. The actions, suits and proceedings described in Sections 1 and 2 hereof shall include, for purposes of this Agreement, any actions that involve, directly or indirectly, activities of the Indemnitee both in his official capacities as a Company director or officer and actions taken in another capacity while serving as director or officer, including, but not limited to, actions or proceedings involving (i) compensation paid to the Indemnitee by the Company, (ii) activities by the Indemnitee on behalf of the Company, including actions in which the Indemnitee is plaintiff, (iii) actions alleging a misappropriation of a "corporate opportunity," (iv) responses to a takeover attempt or threatened takeover attempt of the Company, (v)
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transactions by the Indemnitee in Company securities, and (vi) the
Indemnitee's preparation for and appearance (or potential appearance) as a witness in any proceeding relating, directly or indirectly, to the Company. In addition, the Company agrees that, for purposes of this Agreement, all services performed by the Indemnitee on behalf of, in connection with or related to any subsidiary of the Company, any employee benefit plan established for the benefit of employees of the Company or any subsidiary, any corporation or partnership or other entity in which the Company or any subsidiary has a 5% ownership interest, or any other affiliate of the Company, shall be deemed to be at the request of the Company.

     SECTION 7.  ADVANCE FOR EXPENSES.

          7.1 MANDATORY ADVANCE. Expenses (including attorneys' fees, court costs, judgments, fines, amounts paid in settlement and other payments) incurred by the Indemnitee in investigating, defending, settling or appealing any action, suit or proceeding described in Section 1 or 2 hereof shall be paid by the Company in advance of the final disposition of such action, suit or proceeding. The Company shall promptly pay the amount of such expenses to the Indemnitee, but in no event later than 10 days following the Indemnitee's delivery to the Company of a written request for an advance pursuant to this Section 7, together with a reasonable accounting of such expenses.

          7.2 UNDERTAKING TO REPAY. The Indemnitee hereby undertakes and agrees to repay to the Company any advances made pursuant to this Section 7 if and to the extent that it shall ultimately be found that the Indemnitee is not entitled to be indemnified by the Company for such amounts.

          7.3 MISCELLANEOUS. The Company shall make the advances contemplated by this Section 7 regardless of the Indemnitee's financial ability to make repayment, and regardless whether indemnification of the Indemnitee by the Company will ultimately be required. Any advances and undertakings to repay pursuant to this
Section 7 shall be unsecured and interest-free.

     SECTION 8. COURT-ORDERED INDEMNIFICATION. Regardless whether the Indemnitee has met the standard of conduct set forth in Sections 1, 2 or 3 hereof, as the case may be, and notwithstanding the presence or absence of any Determination whether such standards have been satisfied, the Indemnitee may apply for indemnification (and/or reimbursement pursuant to Section 3 or 12 hereof) to the court conducting any proceeding to which the Indemnitee is a party or to any other court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers

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necessary, may order indemnification (and/or reimbursement) if it determines the Indemnitee is fairly and reasonably entitled to indemnification (and/or reimbursement) in view of all the relevant circumstances (including this Agreement).

     SECTION 9. NONDISCLOSURE OF PAYMENTS. Except as expressly required by Federal securities laws, neither party shall disclose any payments under this Agreement unless prior approval of the other party is obtained. Any payments to the Indemnitee that must be disclosed shall, unless otherwise required by law, be described only in Company proxy or information statements relating to special and/or annual meetings of the Company's shareholders, and the Company shall afford the Indemnitee the reasonable opportunity to review all such disclosures and, if requested, to explain in such statement any mitigating circumstances regarding the events reported.

     SECTION 10. COVENANT NOT TO SUE, LIMITATION OF ACTIONS AND RELEASE OF CLAIMS. No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company (or any of its subsidiaries) against the Indemnitee, his spouse, heirs, executors, personal representatives or administrators after the expiration of 2 years following the date the Indemnitee ceases (for any reason) to serve as either an executive officer or director of the Company, and any and all such claims and causes of action of the Company (or any of its subsidiaries) shall be extinguished and deemed released unless asserted by filing of a legal action within such 2-year period.

     SECTION 11. INDEMNIFICATION OF INDEMNITEE'S ESTATE. Notwithstanding any other provision of this Agreement, and regardless whether indemnification of the Indemnitee would be permitted and/or required under this Agreement, if the Indemnitee is deceased, the Company shall indemnify and hold harmless the Indemnitee's estate, spouse, heirs, administrators, personal representatives and executors (collectively the "Indemnitee's Estate") against, and the Company shall assume, any and all claims, damages, expenses (including attorneys' fees), penalties, judgments, fines and amounts paid in settlement actually incurred by the Indemnitee or the Indemnitee's Estate in connection with the investigation, defense, settlement or appeal of any action described in Section 1 or 2 hereof. Indemnification of the Indemnitee's Estate pursuant to this Section 11 shall be mandatory and not require a Determination or any other finding that the Indemnitee's conduct satisfied a particular standard of conduct.

     SECTION 12.  REIMBURSEMENT OF ALL LEGAL EXPENSES.
Notwithstanding any other provision of this Agreement, and regardless of the presence or absence of any Determination, the

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Company promptly (but not later than 30 days following the
Indemnitee's submission of a reasonable accounting) shall reimburse the Indemnitee for all attorneys' fees and related court costs and other expenses incurred by the Indemnitee (but not for judgments, penalties, fines or amounts paid in settlement) in connection with the investigation, defense, settlement or appeal of any action described in Section 1 or 2 hereof (including, but not limited to, the matters specified in Section 6 hereof).

     SECTION 13.  MISCELLANEOUS.

          13.1 NOTICE PROVISION. Any notice, payment, demand or communication required or permitted to be delivered or given by the provisions of this Agreement shall be deemed to have been effectively delivered or given and received on the date personally delivered to the respective party to whom it is directed, or when deposited by registered or certified mail, with postage and charges prepaid and addressed to the parties at the respective addresses set forth below opposite their signatures to this Agreement, or to such other address as to which notice is given.

          13.2  ENTIRE AGREEMENT.  Except for the Company's
Articles of Incorporation, this Agreement constitutes the entire understanding of the parties and supersedes all prior understandings, whether written or oral, between the parties with respect to the subject matter of this Agreement.

          13.3 SEVERABILITY OF PROVISIONS. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid, and enforceable.

          13.4 APPLICABLE LAW. This Agreement shall be governed by and construed under the laws of the State of Florida.

          13.5 EXECUTION IN COUNTERPARTS. This Agreement and any amendment may be executed simultaneously or in two or more counterparts, each of which together shall constitute one and the same instrument.

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          13.6  COOPERATION AND INTENT.  The Company shall
cooperate in good faith with the Indemnitee and use its best efforts to ensure that the Indemnitee is indemnified and/or reimbursed for liabilities described herein to the fullest extent permitted by law.

          13.7 AMENDMENT. No amendment, modification or alteration of the terms of this Agreement shall be binding unless in writing, dated subsequent to the date of this Agreement, and executed by the parties.

          13.8 BINDING EFFECT. The obligations of the Company to the Indemnitee hereunder shall survive and continue as to the Indemnitee even if the Indemnitee ceases to be a director, officer, employee and/or agent of the Company. Each and all of the covenants, terms and provisions of this Agreement shall be binding upon and inure to the benefit of the successors to the Company and, upon the death of the Indemnitee, to the benefit of the estate, heirs, executors, administrators and personal representatives of the Indemnitee.

          13.9 GENDER AND NUMBER. Wherever the context shall so require, all words herein in the male gender shall be deemed to include the female or neuter gender, all singular words shall include the plural and all plural words shall include the singular.

         13.10 NONEXCLUSIVITY. The rights of indemnification and reimbursement provided in this Agreement shall be in addition to any rights to which the Indemnitee may otherwise be entitled by statute, bylaw, agreement, vote of shareholders or otherwise.

          13.11 EFFECTIVE DATE. The provisions of this Agreement shall cover claims, actions, suits and proceedings whether now pending or hereafter commenced and shall be retroactive to cover acts or omissions or alleged acts or omissions which heretofore have taken place.

                           Page 12
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


     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.



ADDRESS:                             THE COMPANY:
--------                             ------------

                                     _____________________________
                                     By:
                                            Name:
                                            Title:



ADDRESS:                             THE INDEMNITEE:
--------                             ---------------

                                     _____________________________
                                     By:
                                            Name:
                                            Title:













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